Exhibit 99.5

TELESAT HOLDINGS INC.

BY-LAW NO. 1

A by-law relating generally to the transaction

of the business and affairs of the Corporation

CONTENTS

ARTICLE ONE	-	INTERPRETATION

ARTICLE TWO	-	BUSINESS OF THE CORPORATION

ARTICLE THREE	-	BORROWING AND SECURITIES

ARTICLE FOUR	-	DIRECTORS

ARTICLE FIVE	-	COMMITTEES

ARTICLE SIX	-	OFFICERS

ARTICLE SEVEN	-	PROTECTION OF DIRECTORS, OFFICERS AND OTHERS

ARTICLE EIGHT	-	SHARES

ARTICLE NINE	-	DIVIDENDS AND RIGHTS

ARTICLE TEN	-	MEETINGS OF SHAREHOLDERS

ARTICLE ELEVEN	-	DISCLOSURE OF BENEFICIAL OWNERSHIP

ARTICLE TWELVE	-	NOTICES

ARTICLE THIRTEEN	-	REPEAL

BE IT ENACTED as a by-law of the Corporation as follows:

ARTICLE ONE

INTERPRETATION

1.01	DEFINITIONS—In the by-laws of the Corporation, unless the context otherwise requires:

“Act” means the Canada Business Corporations Act, as now enacted or as the same may from time to time be amended, varied, replaced, restated, re-enacted or supplemented;

“appoint” includes “elect” and vice versa;

“articles” means the articles of incorporation forming part of the certificate of incorporation of the Corporation dated November 23, 2006, as amended by Articles of Amendment dated October 9, 2007 and October 25, 2007 and as further amended or restated from time to time;

“board” means the board of directors of the Corporation and “director” means a member of the board;

“by-laws” means this by-law and all other by-laws of the Corporation from time to time in force and effect;

“Canadian” has the meaning set out in the Canadian Ownership Regulations;

“Canadian Ownership Regulations” means the Canadian Telecommunications Common Carrier Ownership and Control Regulations promulgated pursuant to the Telecommunications Act (Canada);

“cheque” includes a draft;

“Corporation” means Telesat Holdings Inc., and any successor in name;

“meeting of shareholders” includes an annual meeting of shareholders and a special meeting of shareholders;

“non-business day” means Saturday, Sunday and any other day that is a holiday as defined in the Interpretation Act (Canada) as from time to time amended;

“recorded address” means in the case of a shareholder his address as recorded in the securities register; and in the case of joint shareholders the address appearing in the securities register in respect of such joint holding or the first address so appearing if there are more than one; and in the case of a director, officer, auditor or member of a committee of the board, his latest address as recorded in the records of the Corporation;

“Regulations” means the regulations under the Act as now enacted or as the same may be amended, varied, replaced, restated, re-enacted or supplemented;

“signing officer” means, in relation to any instrument, any person authorized to sign the same on behalf of the Corporation by or pursuant to section 2.03;

“special meeting of shareholders” includes a meeting of any class or classes of shareholders and a special meeting of all shareholders entitled to vote at an annual meeting of shareholders;

“unanimous shareholder agreement” means a written agreement among all the shareholders of the Corporation or among all such shareholders and one or more persons who are not shareholders, as from time to time amended, including the unanimous shareholder agreement dated October 31, 2007 in respect of the ownership and voting of shares of the Corporation;

Save as aforesaid, words and expressions defined in the Act have the same meanings when used herein. Words importing the singular number include the plural and vice versa; words importing gender include the masculine, feminine and neuter genders; and words importing a person include an individual, partnership, association, body corporate, unincorporated organization, trustee, executor, administrator and legal representative.

1.02	AMENDMENT OF ACT OR REGULATIONS—Any reference in this by-law to any section of the Act, the Telecommunications Act, the Interpretation Act, the Regulations or the Canadian Ownership Regulations shall include a reference to that section as the same may from time to time be amended, varied, replaced, restated, re-enacted or supplemented.

1.03	CONFLICT—Where any provision in the by-laws conflicts, either directly or by implication, with any provision of the articles or of a unanimous shareholder agreement, the provision of the articles or of such unanimous shareholder agreement, as the case may be, shall govern to the extent permitted by the Act.

ARTICLE TWO

BUSINESS OF THE CORPORATION

2.01	REGISTERED OFFICE—The registered office of the Corporation shall be at the place within Canada from time to time specified in the articles and at such address therein as the board may from time to time determine.

2.02	FINANCIAL YEAR—Until changed by the board, the financial year of the Corporation shall end on the last day of December in each year.

2.03

EXECUTION OF INSTRUMENTS—Deeds, transfers, assignments, contracts, obligations, certificates and other instruments may be signed on behalf of the Corporation by one or more persons, holding such designations or titles, or being such individuals, as the board may from time to time direct, which direction may be in the form of a standing direction, to be effective until revoked by a subsequent direction of the board. In addition, the board may from time to time direct any officer or other person, or officers or other persons, or combinations thereof, by whom any particular instrument or class of instruments may or shall be signed.

2.04	BANKING ARRANGEMENTS—The banking business of the Corporation including, without limitation, the borrowing of money and the giving of security therefor, shall be transacted with such banks, trust companies or other bodies corporate or organizations or persons as may from time to time be designated by or under the authority of the board. Such banking business or any part thereof shall be transacted under such agreements, instructions and delegations of powers as the board may from time to time prescribe or authorize.

2.05	VOTING RIGHTS IN OTHER BODIES CORPORATE—The person or persons authorized under section 2.03 may execute and deliver proxies and arrange for the issuance of voting certificates or other evidence of the right to exercise the voting rights attaching to any securities held by the Corporation. Such instruments, certificates or other evidence shall be in favour of such person or persons as may be determined by the said person or persons executing such proxies or arranging for the issuance of voting certificates or such other evidence of the right to exercise such voting rights. In addition, the board may from time to time direct the manner in which and the person or persons by whom any particular voting rights or class of voting rights may or shall be exercised.

ARTICLE THREE

BORROWING AND SECURITIES

3.01	BORROWING POWER—Without limiting the borrowing powers of the Corporation as set forth in the Act, the board may from time to time on behalf of the Corporation:

(a)	borrow money upon the credit of the Corporation;

(b)	issue, reissue, sell or pledge bonds, debentures, notes or other evidences of indebtedness or guarantee of the Corporation, whether secured or unsecured;

(c)	give a guarantee on behalf of the Corporation to secure performance of any present or future indebtedness, liability or obligation of any person; and

(d)	charge, mortgage, hypothecate, pledge, or otherwise create a security interest in all or any currently owned or subsequently acquired real or personal, movable or immovable, property of the Corporation, including book debts, rights, powers, franchises and undertakings, to secure any such bonds, debentures, notes or other evidences of indebtedness or guarantee or any other present or future indebtedness, liability or obligation of the Corporation.

Nothing in this section limits or restricts the borrowing of money by the Corporation on bills of exchange or promissory notes made, drawn, accepted or endorsed by or on behalf of the Corporation.

3.02	DELEGATION—The board may not delegate to any committee of the board, or to any director or officer of the Corporation or to any other person, all or any of the powers conferred on the board by section 3.01 or by the Act except to the extent contemplated by Articles Five and Six hereof.

ARTICLE FOUR

DIRECTORS

4.01	NUMBER OF DIRECTORS AND QUORUM—Until changed in accordance with the Act, the board shall consist of such number of directors, being a minimum of two and a maximum of ten, as the board shall determine. Subject to section 4.08, the quorum for the transaction of business at any meeting of the board shall consist of two directors, or such number of directors as shall constitute the full board until the number of directors is greater than five, and thereafter shall consist of six directors.

4.02	QUALIFICATION—No person shall be qualified for election as a director if he is less than 18 years of age; if he is of unsound mind and has been so found by a court in Canada or elsewhere; if he is not an individual; or if he has the status of a bankrupt. A director need not be a shareholder. At least 80% of the directors shall be Canadians unless a higher or lower proportion is required or permitted by law.

4.03	ELECTION AND TERM—The election of directors shall take place at the first meeting and thereafter at each annual meeting of shareholders and all the directors then in office shall retire but, if qualified, shall be eligible for re-election. The directors shall be elected by resolution passed by a majority of the votes cast by the shareholders who voted in respect of such election at a meeting at which a quorum is present or by resolution in writing signed by all of the shareholders entitled to vote in respect of such election. If an election of directors is not held at the proper time, the incumbent directors shall continue in office until their successors are elected.

4.04	REMOVAL OF DIRECTORS—The shareholders may, by ordinary resolution passed at a special meeting of shareholders called for such purpose, remove any director from office; and the vacancy created by such removal may be filled at the same meeting, failing which it may be filled by the board.

4.05	TERMINATION OF OFFICE—A director ceases to hold office when he dies; he is removed from office by the shareholders; he ceases to be qualified for election as a director; or his written resignation is sent or delivered to the Corporation, or, if a time is specified in such resignation, at the time so specified, whichever is later.

4.06	VACANCIES—Subject to the provisions of the Act, if there is a vacancy in the board, the directors then in office shall forthwith call a special meeting of shareholders to fill the vacancy. If such directors fail to call such meeting or if there are no directors then in office, any shareholder may call the meeting.

4.07	ACTION BY THE BOARD—Subject to sections 4.08 and 4.09, the powers of the board may be exercised by a resolution passed by a simple majority of the members of the board of directors who are present at a meeting of the board at which a quorum of the directors is present and at which the vote was taken or by a written resolution signed by all of the members of the board of directors. In the case of an equality of votes at a meeting, the chairman of the meeting shall not be entitled to a second or casting vote. Where there is a vacancy in the board of directors, the remaining directors may exercise all the powers of the board of directors so long as a quorum remains in office.

4.08	CANADIAN MAJORITY AT MEETINGS—So long as there shall be more than two directors, and in any event after November 1, 2007, the board shall not transact business, or continue to transact business, at a meeting unless a majority (or such higher proportion as is required by law) of the directors present and continuing to be present are Canadians who are not persons who are or have been Interested Parties (as defined in the Unanimous Shareholders Agreement) in relation to, or nominees of, a shareholder who is a non-Canadian, except where

(a)	a Canadian director who is unable to be present approves in writing or by telephone or by e-mail or by other communications facilities the business transacted at the meeting; and

(b)	the requisite majority of Canadians would have been present had that director been present at the meeting.

4.09	MEETING BY TELEPHONE—If all the directors of the Corporation consent, a director may participate in a meeting of the board or of a committee of the board by means of such telephone or other communications facilities as permit all persons participating in the meeting to hear each other, and a director participating in such a meeting by such means is deemed to be present at the meeting. Any such consent shall be effective whether given before or after the meeting to which it relates and may be given generally with respect to all meetings of the board and of committees of the board or in respect of any particular meeting.

4.10	PLACE OF MEETINGS—Meetings of the board may be held at any place in or outside Canada.

4.11	CALLING OF MEETINGS—Meetings of the board shall be held from time to time at such time and at such place as the board, the chairman of the board, the chief executive officer or any two directors may determine.

4.12	NOTICE OF MEETING—Notice of the time and place of each meeting of the board shall be given in the manner provided in Article Twelve to each director at least 48 hours prior to the time when the meeting is to be held, unless such notice is waived by each director to whom notice is not provided. An agenda specifying the purpose of the meeting will be delivered to the directors with such notice, if possible; however, it is not necessary for any agenda to be delivered to each director until the time of the meeting.

4.13	FIRST MEETING OF NEW BOARD—Provided a quorum of directors is present, each newly elected board may hold its first meeting, without notice, immediately following the meeting of shareholders at which such board is elected.

4.14	ADJOURNED MEETING—Notice of an adjourned meeting of the board is not required if the time and place of the adjourned meeting is announced at the original meeting.

4.15	REGULAR MEETINGS—The board may appoint a day or days in any month or months for regular meetings of the board at a place and hour to be named. The board shall hold at least four regular meetings per year. Before setting a schedule for regular meetings of the board, each director shall be consulted to determine periods of availability and the board shall use reasonable efforts, in setting its schedule of regular meetings, to accommodate the periods of each director’s availability. A copy of any resolution of the board fixing the place and time of such regular meetings shall be sent to each director forthwith after being passed.

4.16	CHAIRMAN—The chairman of any meeting of the board shall be the Chairman of the Board. If such person is not present, the directors present shall choose one of their number to be chairman. If the secretary of the Corporation is absent, the chairman shall appoint some person, who need not be a director, to act as secretary of the meeting.

4.17	REMUNERATION AND EXPENSES—The directors shall be paid such remuneration for their services as the board may from time to time determine. The directors shall also be entitled to be reimbursed for travelling and other expenses properly incurred by them in attending meetings of the board or any committee thereof. Nothing herein contained shall preclude any director from serving the Corporation in any other capacity and receiving remuneration therefor.

ARTICLE FIVE

COMMITTEES

5.01	TRANSACTION OF BUSINESS—Subject to the provisions of section 4.08, the powers of a committee of the board may be exercised by a vote of a simple majority of the members of the committee present at a meeting at which a quorum of the members of such committee is present, or by a resolution in writing signed by all of the members of the committee who would have been entitled to vote on that resolution at a meeting of the committee. Meetings of any such committee may be held at any place in or outside of Canada.

5.02	PROCEDURE—The quorum for the transaction or the continuation of business at any meeting of a committee shall consist of a majority of its members and the majority (or such higher proportion as may be required by law) of the members present and continuing to be present must be Canadians who are not persons who are or have been Interested Parties (as defined in the Unanimous Shareholders Agreement) in relation to, or nominees of, a shareholder who is a non-Canadian, except where:

(a)	a Canadian member who is unable to be present approves in writing or by telephone or by e-mail or by other communications facilities the business transacted at the meeting; and

(b)	the requisite majority of Canadians would have been present had that member been present at the meeting.

Meetings of each committee shall be held from time to time at such time and at such place as a majority of the members thereof may determine. Notice of the time and place of each meeting of each committee shall be given in the manner provided in Article Twelve to each member of such committee at least 48 hours prior to the time when the meeting is to be held, unless such notice is waived by each member of the relevant committee to whom notice is not provided. An agenda specifying the purpose of or the business to be transacted at the meeting shall be delivered.

ARTICLE SIX

OFFICERS

6.01	APPOINTMENT—The board may from time to time appoint a chief executive officer, a chief financial officer, a chief operating officer, one or more vice-presidents (to which title may be added words indicating seniority or function), a secretary, a treasurer and such other officers as the board may determine, including one or more assistants to any of the officers so appointed. The board may specify the duties of and, to the extent permitted by this by-law and subject to the provisions of the Act, delegate to such officers powers to manage the business and affairs of the Corporation in accordance with the business plan of the Corporation. Subject to sections 6.02 and 6.03, an officer may but need not be a director and one person may hold more than one office.

6.02	CHAIRMAN OF THE BOARD—The board may from time to time, by majority vote, also appoint a chairman of the board who shall be a director. The chairman of the board shall have the powers and duties which relate to administrative matters pertaining to the board. The chairman of the board shall have no capacity, by reason of his being the chairman of the board, to legally bind the Corporation, except in relation to the execution of contracts approved by the Board, or as may be conferred upon him or her by resolution of the Directors related to the negotiation and execution of contracts within parameters set by the Board, or except as conferred upon him or her by this by-law.

6.03	CHIEF EXECUTIVE OFFICER—The board may from time to time appoint a chief executive officer (howsoever designated) who, subject to the authority of the board, shall (i) be principally responsible for assuring that the key financial, legal, public affairs and public relations programmes of the Corporation are achieved in support of the business objectives of the Corporation, (ii) be responsible for implementing the business strategy of the Corporation in a manner consistent with any business plan of the Corporation approved by the board, (iii) be the top level interface with customers and (iv) act as chief lobbyist with the government and he shall, subject to the provisions of the Act and this by-law, have such other powers and duties as the board may specify. The chief executive officer shall report to the board.

6.04	CHIEF FINANCIAL OFFICER—The board may from time to time appoint a chief financial officer (howsoever designated) who, subject to the authority of the board, shall have all authority and discretion for the Corporation’s financial affairs; and shall, subject to the provisions of the Act and this by-law, have such other powers and duties as the board may specify. The chief financial officer shall report to the chief executive officer.

6.05	CHIEF OPERATING OFFICER—The board may from time to time appoint a chief operating officer (however designated) who, subject to the authority of the board, shall be responsible for day to day operations of the business of the Corporation in a manner consistent with any business plan approved by the board, and who, subject to the provisions of the Act and the by-laws, shall have such powers and duties as the board may specify. The chief operating officer shall report to the chief executive officer.

6.06	VICE-PRESIDENT—A vice-president shall have such powers and duties as the board or as the chief executive officer may specify.

6.07	SECRETARY—Unless otherwise determined by the board, the secretary shall be the secretary of all meetings of the board, shareholders or committees of the board that he attends and shall enter or cause to be entered in records kept for that purpose minutes of all proceedings thereat; he shall give or cause to be given, as and when instructed, all notices to shareholders, directors, officers, auditors and members of committees of the board; he shall be the custodian of all books, papers, records, documents and instruments belonging to the Corporation, except when some other officer or agent has been appointed for that purpose; and he shall have such other powers and duties as the board or the chief executive officer may specify.

6.08

TREASURER—The treasurer shall keep or cause to be kept proper accounting records in compliance with the Act and shall be responsible for the deposit of money, the safekeeping of securities and the disbursement of the funds of the

Corporation; he shall render or cause to be rendered to the board whenever required an account of all his transactions as treasurer and of the financial position of the Corporation; and he shall have such other powers and duties as the board or the chief executive officer may specify.

6.09	POWERS AND DUTIES OF OTHER OFFICERS—The powers and duties of each of the other officers shall be such as the terms of his engagement call for or as the board may specify. Any of the powers and duties of an officer to whom an assistant has been appointed may be exercised and performed by such assistant, unless the board otherwise directs.

6.10	VARIATION OF POWERS AND DUTIES—The board may from time to time, subject to the provisions of the Act and within the division of responsibilities imposed by this by-law, vary, add to or limit the powers and duties of any officer.

6.11	TERM OF OFFICE—The board, in its discretion, may remove any officer of the Corporation, without prejudice to such officer’s rights under any employment contract. Otherwise each officer appointed by the board shall hold office until his successor is appointed, or until his earlier resignation.

6.12	TERMS OF EMPLOYMENT AND REMUNERATION—The terms of employment and the remuneration of an officer appointed by the board shall be settled by it from time to time.

6.13	AGENTS AND ATTORNEYS—Subject to the provisions of the Act, the Corporation, by or under the authority of the board, shall have power from time to time to appoint agents or attorneys for the Corporation in or outside Canada with such powers of management, administration or otherwise (including the power to sub-delegate) as may be thought fit.

ARTICLE SEVEN

PROTECTION OF DIRECTORS, OFFICERS AND OTHERS

7.01

LIMITATION OF LIABILITY—Every director and officer of the Corporation in exercising his powers and discharging his duties shall act honestly and in good faith with a view to the best interests of the Corporation and exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. Subject to the foregoing, no director or officer shall be liable for the acts, receipts, neglects or defaults of any other director, officer or employee, or for any loss, damage or expense happening to the Corporation through the insufficiency or deficiency of title to any property acquired for or on behalf of the Corporation, or for the insufficiency or deficiency of any security in or upon which any of the money of the Corporation shall be invested, or for any loss or damage arising from the bankruptcy, insolvency or tortious acts of any person with whom any of the money, securities or effects of the Corporation shall be deposited, or for any loss occasioned by any error of judgment or oversight on his part, or for any other loss, damage or misfortune which shall happen in the execution of the duties of his office or in relation thereto; provided that nothing herein shall relieve any director or officer from the duty to act in accordance with the Act or from liability for any breach thereof.

7.02	INDEMNITY—Subject to the limitations contained in the Act, the Corporation shall indemnify a director or officer, a former director of officer, or a person who acts or acted at the Corporation’s request as a director or officer of a body corporate of which the Corporation is or was a shareholder or creditor, and his heirs and legal representatives, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by him in respect of any civil, criminal or administrative action or proceeding to which he is made a party by reason of being or having been a director or officer of the Corporation or such body corporate, if

(a)	he acted honestly and in good faith with a view to the best interests of the Corporation; and

(b)	in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he had reasonable grounds for believing that his conduct was lawful.

The Corporation shall also indemnify such person in such other circumstances as the Act permits or requires. Nothing in this by-law shall limit the right of any person entitled to indemnity to claim indemnity apart from the provisions of this by-law.

7.03	INSURANCE —Subject to the Act, the Corporation may purchase and maintain insurance for the benefit of any person referred to in section 7.02 against such liabilities and in such amounts as the board may from time to time determine and as are permitted by the Act.

ARTICLE EIGHT

SHARES

8.01	ALLOTMENT OF SHARES—Subject to the Act and the articles, the board may from time to time allot or grant options to purchase the whole or any part of the authorized and unissued shares of the Corporation at such times and to such persons and for such consideration as the board shall determine, provided that no share shall be issued until it is fully paid as provided by the Act.

8.02	COMMISSIONS—The board may from time to time authorize the Corporation to pay a commission to any person in consideration of his purchasing or agreeing to purchase shares of the Corporation, whether from the Corporation or from any other person, or procuring or agreeing to procure purchasers for any such shares.

8.03

REGISTRATION OF A SHARE TRANSFER—Subject to the provisions of the Act and the articles, no transfer of a share in respect of which a certificate has been issued shall be registered in a securities register except upon presentation of the certificate representing such share with an endorsement which complies with the Act made thereon or delivered therewith duly executed by an appropriate person as provided by the Act, together with such reasonable assurance that the endorsement is genuine and effective as the board may from time to time prescribe, upon payment of all applicable taxes and any fee prescribed by the board in accordance with the articles and upon compliance with such restrictions on transfer as are authorized by the articles.

8.04	TRANSFER AGENTS AND REGISTRARS—The board may from time to time appoint one or more agents to maintain, in respect of each class of securities of the Corporation issued by it in registered form, a central securities register and one or more branch securities registers. Such a person may be designated as transfer agent or registrar according to his functions and one person may be designated both registrar and transfer agent. The board may at any time terminate such appointment.

8.05	NON-RECOGNITION OF TRUSTS—Subject to the provisions of the Act, the Corporation may treat as absolute owner of any share the person in whose name the share is registered in the securities register as if that person had full legal capacity and authority to exercise all rights of ownership, irrespective of any indication to the contrary through knowledge or notice or description in the Corporation’s records or on the share certificate.

8.06	SHARE CERTIFICATES—Every holder of one or more shares of the Corporation shall be entitled, at his option, to a share certificate, or to a non-transferable written certificate of acknowledgement of his right to obtain a share certificate, stating the number and class or series of shares held by him as shown on the securities register. Such certificates and certificates of acknowledgement of a shareholder’s right to a share certificate, respectively, shall be in such form as the board may from time to time approve. Any share certificate shall be signed in accordance with section 2.03 and need not be under the corporate seal; provided that, unless the board otherwise determines, certificates representing shares in respect of which a transfer agent and/or registrar has been appointed shall not be valid unless countersigned by or on behalf of such transfer agent and/or registrar. The signature of one of the signing officers or, in the case of a certificate which is not valid unless countersigned by or on behalf of a transfer agent and/or registrar, and in the case of a certificate which does not require manual signature under the Act, the signatures of both signing officers, may be printed or mechanically reproduced in facsimile thereon. Every such facsimile signature shall for all purposes be deemed to be the signature of the officer whose signature it reproduces and shall be binding upon the Corporation. A certificate executed as aforesaid shall be valid notwithstanding that one or both of the officers whose facsimile signature appears thereon no longer holds office at the date of issue of the certificate.

8.07	REPLACEMENT OF SHARE CERTIFICATES—The board or any officer or agent designated by the board may in its or his discretion direct the issue of a new share or other such certificate in lieu of and upon cancellation of a certificate that has been mutilated or in substitution for a certificate claimed to have been lost, destroyed or wrongfully taken on payment of such fee and on such terms as to indemnity, reimbursement of expenses and evidence of loss and of title as the board may from time to time prescribe, whether generally or in any particular case.

8.08	JOINT HOLDERS—If two or more persons are registered as joint holders of any share, the Corporation shall not be bound to issue more than one certificate in respect thereof, and delivery of such certificate to one of such persons shall be sufficient delivery to all of them. Any one of such persons may give effectual receipts for the certificate issued in respect thereof or for any dividend, bonus, return of capital or other money payable or warrant issuable in respect of such share.

8.09	DECEASED SHAREHOLDERS—In any event of the death of a holder, or of one of the joint holders, of any share, the Corporation shall not be required to make any entry in the securities register in respect thereof or to make any dividend or other payments in respect thereof, except upon production of all such documents as may be required by law and upon compliance with the reasonable requirements of the Corporation and its transfer agents.

ARTICLE NINE

DIVIDENDS AND RIGHTS

9.01	DIVIDENDS—Subject to the provisions of the Act and the articles, the board may from time to time declare dividends payable to the shareholders according to their respective rights and interest in the Corporation. Dividends may be paid in money or property or by issuing fully paid shares of the Corporation.

9.02	DIVIDEND CHEQUES—A dividend payable in money shall be paid by cheque drawn on the Corporation’s bankers or one of them to the order of each registered holder of shares of the class or series in respect of which it has been declared and mailed by prepaid ordinary mail to such registered holder at his recorded address, unless such holder otherwise directs as to means of payment acceptable to the Corporation as provided in Section 9.04. In the case of joint holders the cheque shall, unless such joint holders otherwise direct, be made payable to the order of all of such joint holders and mailed to them at their recorded address. The mailing of such cheque as aforesaid, unless the same is not paid on due presentation, shall satisfy and discharge the liability for the dividend to the extent of the sum represented thereby plus the amount of any tax which the Corporation is required to and does withhold.

9.03

NON-RECEIPT OF CHEQUES—In the event of non-receipt of any dividend cheque by the person to whom it is sent as aforesaid, the Corporation shall issue to such person a replacement cheque for a like amount on such terms as to indemnity, reimbursement of expenses, and evidence of non-receipt and of title, as the board may from time to time prescribe, whether generally or in any particular case.

9.04	ALTERNATIVE AGREEMENT FOR DIVIDENDS—The Corporation may enter into agreements with any shareholders as to the manner of payment of any dividend other than by means of cheque is provided in Section 9.02.

9.05	RECORD DATE FOR DIVIDENDS AND RIGHTS—The board may fix in advance a date, preceding by not more than 50 days the date for the payment of any dividend or the date for the issue of any evidence of the right to subscribe for securities of the Corporation, as a record date for the determination of the persons entitled to receive payment of such dividend or to exercise the right to subscribe for such securities; and notice of any such record date shall be given not less than seven days before such record date in the manner provided for by the Act. If no record date is so fixed, the record date for the determination of the persons entitled to receive payment of any dividend or to exercise the right to subscribe for securities of the Corporation shall be at the close of business on the day on which the resolution relating to such dividend or right to subscribe is passed by the board.

9.06	UNCLAIMED DIVIDENDS—Any dividend unclaimed after a period of six years from the date on which the same has been declared to be payable shall be forfeited and shall revert to the Corporation.

ARTICLE TEN

MEETINGS OF SHAREHOLDERS

10.01	ANNUAL MEETINGS—The annual meeting of shareholders shall be held at such time in each year and, subject to section 10.03, at such place as the board or the chairman of the board may from time to time determine, for the purpose of considering the financial statements and reports required by the Act to be placed before the annual meeting, electing directors, appointing an auditor, and for the transaction of such other business as may properly be brought before the meeting.

10.02	SPECIAL MEETINGS—The board or the chairman of the board shall have power to call a special meeting of shareholders at any time.

10.03	PLACE OF MEETINGS—Meetings of shareholders shall be held at the registered office of the Corporation or elsewhere in the municipality in which the registered office is situate or, if the board shall so determine, at some other place in Canada or, if all the shareholders entitled to vote at the meeting so agree, at some place outside Canada.

10.04

NOTICE OF MEETINGS—Notice of the time and place of each meeting of shareholders shall be given in the manner provided in Article Twelve not less than 21 nor more than 50 days before the date of the meeting to each director, to the auditor, and to each shareholder who is on the list of shareholders prepared pursuant to section 10.05. Notice of a meeting of shareholders called for any purpose other than consideration of the financial statements and auditor’s report, election of directors and reappointment of the incumbent auditor shall state the nature of such business in sufficient detail to permit the shareholder to form a reasoned judgment thereon and shall state the text of any special resolution to be submitted to the meeting. A shareholder and any other person entitled to attend a meeting of shareholders may in any manner waive notice of, or otherwise consent to, a meeting of shareholders.

10.05	LIST OF SHAREHOLDERS ENTITLED TO NOTICE—For every meeting of shareholders, the Corporation shall prepare a list of shareholders entitled to receive notice of the meeting, arranged in alphabetical order and showing the number of shares held by each shareholder entitled to vote in respect of any matter at the meeting and the number of votes that each share entitled to be voted at the meeting shall possess in respect of each matter to be considered by the shareholders at the meeting. If a record date for the meeting is fixed pursuant to section 10.06, the shareholders listed shall contain the names of those shareholders registered at the close of business on such record date. If no record date is fixed, the shareholders listed shall be those registered at the close of business on the day immediately preceding the day on which notice of the meeting is given or, where no such notice is given, on the day on which the meeting is held. The list shall be available for examination by any shareholder during usual business hours at the registered office of the Corporation or at the place where the central securities register is maintained and at the meeting for which the list was prepared. Where a separate list of shareholders has not been prepared, the names of persons appearing in the securities register at the requisite time as the holder of one or more shares carrying the right to vote at such meeting shall be deemed to be a list of shareholders.

10.06	RECORD DATE FOR NOTICE—The board may fix in advance a date, preceding the date of any meeting of shareholders by not more than 50 days and not less than 21 days, as a record date for the determination of the shareholders entitled to notice of the meeting, and notice of any such record date shall be given not less than seven days before such record date, in the manner provided in the Act. If no record date is so fixed, the time for the determination of the shareholders entitled to receive notice of the meeting shall be at the close of business on the day immediately preceding the day on which the notice is given or, if no notice is given, the day on which the meeting is held.

10.07

MEETINGS WITHOUT NOTICE—A meeting of shareholders may be held without notice at any time and place permitted by the Act (a) if all the shareholders entitled to vote thereat are present in person or represented by proxy or if those not present or represented by proxy waive notice of or otherwise consent to such meeting being held, and (b) if the auditors and the directors are present or waive notice of or otherwise consent to such meeting being held; so long as such shareholders, auditors or directors present are not attending for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called. At such a meeting any business may be transacted which the Corporation at a meeting of shareholders may transact. If the meeting is held at a place outside Canada, shareholders not present or represented by proxy, but who have waived notice of or otherwise consented to such meeting, shall also be deemed to have consented to the meeting being held at such place.

10.08	CHAIRMAN, SECRETARY AND SCRUTINEERS—The chairman of any meeting of shareholders shall be the first mentioned of such of the following officers as have been appointed and who is present at the meeting: chairman of the board, chief executive officer or a vice-president. If no such officer is present within 15 minutes from the time fixed for holding the meeting, the persons present and entitled to vote shall choose one of their number to be chairman. If the secretary of the Corporation is absent, the chairman shall appoint some person, who need not be a shareholder, to act as secretary of the meeting. If desired, one or more scrutineers, who need not be shareholders, may be appointed by a resolution or by the chairman with the consent of the meeting.

10.09	PERSONS ENTITLED TO BE PRESENT—The only persons entitled to be present at a meeting of shareholders shall be those entitled to vote thereat, the directors, officers and auditor of the Corporation and others who, although not entitled to vote, are entitled or required under any provision of the Act or the articles or by-laws to be present at the meeting. Any other person may be admitted only on the invitation of the chairman of the meeting or with the consent of the meeting.

10.10	QUORUM—Subject to the Act and section 10.20 hereof, a quorum for the transaction of business at any meeting of shareholders shall be two persons present in person, each being a shareholder entitled to vote thereat or a duly appointed proxyholder or representative for an absent shareholder so entitled, and together holding or representing by proxy at least 51% of the outstanding shares of the Corporation carrying voting rights at the meeting, provided that at least 51% of the voting rights of outstanding shares represented at the meeting are held by persons who are Canadians. If a quorum is present at the opening of any meeting of shareholders, the shareholders present or represented by proxy may proceed with the business of the meeting notwithstanding that a quorum is not present throughout the meeting, provided that at least 51% of the voting rights of outstanding shares continuing to be represented at the meeting are at all times held by persons who are Canadians. If a quorum is not present at the opening of any meeting of shareholders, or if a quorum ceases to be present at any time during a meeting, the shareholders present or represented by proxy may adjourn the meeting to a fixed time and place but may not transact any other business.

10.11

RIGHT TO VOTE—Subject to the provisions of the Act and the articles, at any meeting of shareholders every person who is entitled to receive notice of the meeting and entitled to vote thereat shall be entitled to such number of votes in respect of shares held by such person as are shown thereon opposite his name on the shareholder list prepared pursuant to section 10.05 at the meeting to which such list relates except to the extent that such person has properly transferred any of his shares in accordance with the by-laws and the transferee, having produced properly endorsed certificates evidencing such shares or having otherwise established that he owns such shares, has demanded not later than 10 days before the meeting that his name be included in such list. In any such case the transferee shall be entitled to vote the transferred shares at the meeting. At any meeting of shareholders for which the Corporation has not prepared the list referred to in section 10.05, every person shall be entitled to vote at the meeting who at the time of the commencement of the meeting is entered in the securities register as the holder of one or more shares carrying the right to vote at such meeting.

10.12	PROXYHOLDERS AND REPRESENTATIVES—Every shareholder entitled to vote at a meeting of shareholders may appoint a proxyholder, or one or more alternate proxyholders, who need not be shareholders, to attend and act as his representative at the meeting in the manner and to the extent authorized and with the authority conferred by the proxy. A proxy shall be in writing executed by the shareholder or his attorney and shall conform with the requirements of the Act.

Alternatively, every such shareholder which is a body corporate or association may authorize by resolution of its directors or governing body an individual to represent it at one or more meetings of shareholders and such individual may exercise on the shareholder’s behalf all the powers it could exercise if it were an individual shareholder. The authority of such an individual shall be established by depositing with the Corporation a certified copy of such resolution, or in such other manner as may be satisfactory to the secretary of the Corporation or the chairman of the meeting. Any such representative need not be a shareholder.

10.13	TIME FOR DEPOSIT OF PROXIES—The board may specify in a notice calling a meeting of shareholders a time, preceding the time of such meeting by not more than 48 hours exclusive of non-business days, before which time proxies to be used at such meeting must be deposited. A proxy shall be acted upon only if, prior to the time so specified, it shall have been deposited with the Corporation or an agent thereof specified in such notice, or if no such time having been specified in such notice, it has been received by the secretary of the Corporation or by the chairman of the meeting or any adjournment thereof prior to the time of voting.

10.14	JOINT SHAREHOLDERS—If two or more persons hold shares jointly, any one of them present in person or duly represented by proxy at a meeting of shareholders may, in the absence of the other or others, vote the shares; but if two or more of those persons are present in person or represented by proxy and vote, they shall vote as one the shares jointly held by them.

10.15	VOTES TO GOVERN—At any meeting of shareholders every question shall, unless otherwise required by the articles or by-laws, be determined by a majority of the votes cast on the question. In case of an equality of votes either upon a show of hands or upon a poll, the chairman of the meeting shall not be entitled to a second or casting vote.

10.16	SHOW OF HANDS—Subject to the provisions of the Act, any question at a meeting of shareholders shall be decided by a show of hands, unless a ballot thereon is required or demanded as hereinafter provided. Upon a show of hands every person who is present and entitled to vote shall have one vote. Whenever a vote by show of hands shall have been taken upon a question, unless a ballot thereon is so required or demanded, a declaration by the chairman of the meeting that the vote upon the question has been carried or carried by a particular majority or not carried and an entry to that effect in the minutes of the meeting shall be prima facie evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against any resolution or other proceeding in respect of the said question, and the result of the vote so taken shall be the decision of the shareholders upon the said question.

10.17	BALLOTS—On any question proposed for consideration at a meeting of shareholders, and whether or not a show of hands has been taken thereon, the chairman or any person who is present and entitled to vote, whether as shareholder or proxyholder, on such question at the meeting may demand a ballot. A ballot so required or demanded shall be taken in such manner as the chairman shall direct. A requirement or demand for a ballot may be withdrawn at any time prior to the taking of the ballot. If a ballot is taken each person present shall be entitled, in respect of the shares which he is entitled to vote at the meeting upon the question, to that number of votes provided by the Act or calculated in accordance with the articles, and the result of the ballot so taken shall be the decision of the shareholders upon the said question.

10.18	ADJOURNMENT—The chairman at a meeting of shareholders may, with the consent of the meeting and subject to such conditions as the meeting may decide, adjourn the meeting from time to time and place to place. If a meeting of shareholders is adjourned for less than 30 days, it shall not be necessary to give notice of the adjourned meeting, other than by announcement at the meeting that is adjourned. Subject to the Act, if a meeting of shareholders is adjourned by one or more adjournments for an aggregate of 30 days or more, notice of the adjourned meeting shall be given as for an original meeting.

10.19	RESOLUTION IN WRITING—A resolution in writing signed by all the shareholders entitled to vote on that resolution at a meeting of shareholders is as valid as if it had been passed at a meeting of the shareholders.

10.20	ONLY ONE SHAREHOLDER—Where the Corporation has only one shareholder or only one holder of any class or series of shares, the shareholder present in person or duly represented by proxy constitutes a meeting, and a resolution signed by such shareholder is as valid as if it had been passed at such a meeting.

ARTICLE ELEVEN

DISCLOSURE OF BENEFICIAL OWNERSHIP

11.01	DISCLOSURE OF BENEFICIAL OWNERSHIP—Each person in whose name shares of the Corporation are registered must, if requested in writing by a director of the Corporation with the authorization of the board, forthwith furnish an affidavit or a declaration in accordance with the provisions of the Canadian Ownership Regulations or the articles.

ARTICLE TWELVE

NOTICES

12.01	METHOD OF GIVING NOTICES—Any notice or document to be given pursuant to the Act, the regulations thereunder, the articles or the by-laws to a shareholder or director of the Corporation may be sent by electronic means of communication or prepaid mail addressed to, or may be delivered personally to, the shareholder at his latest address as shown in the records of the Corporation or its transfer agent and the director at his latest address as shown on the records of the Corporation or in the last notice of directors or notice of change of directors filed under the Act. A notice or document sent in accordance with the foregoing to a shareholder or director of the Corporation shall be deemed to be received by him at the time it was received or, in the case of a notice sent by mail, would be delivered in the ordinary course of mail unless there are reasonable grounds for believing that the shareholder or director did not receive the notice or document at that time or at all. The secretary may change or cause to be changed the recorded address of any shareholder, director, officer, auditor or member of a committee of the board in accordance with any information believed by him to be reliable. The foregoing shall not be construed so as to limit the manner or effect of giving notice by any other means of communication otherwise permitted by law.

12.02	NOTICE TO JOINT HOLDERS—If two or more persons are registered as joint holders of any share, any notice shall be addressed to all of such joint holders but notice addressed to one of such persons shall be sufficient notice to all of them.

12.03	COMPUTATION OF TIME—In computing the date when notice must be given under any provision requiring a specified number of days’ notice of any meeting or other event, the date of giving the notice shall be excluded and the date of the meeting or other event shall be included.

12.04	UNDELIVERED NOTICES—If any notice given to a shareholder pursuant to section 12.01 is returned on three consecutive occasions because he cannot be found, the Corporation shall not be required to give any further notices to such shareholder until he informs the Corporation in writing of his new address.

12.05	OMISSIONS AND ERRORS—The accidental omission to give any notice to any shareholder, director, officer, auditor or member of a committee of the board or the non-receipt of any notice by any such person or any error in any notice not affecting the substance thereof shall not invalidate any action taken at any meeting held pursuant to such notice or otherwise founded thereon.

12.06	PERSONS ENTITLED BY DEATH OR OPERATION OF LAW—Every person who, by operation of law, transfer, death of a shareholder or any other means whatsoever, shall become entitled to any share, shall be bound by every notice in respect of such share which shall have been duly given to the shareholder from whom he derives his title to such share prior to his name and address being entered on the securities register (whether such notice was given before or after the happening of the event upon which he became so entitled) and prior to his furnishing to the Corporation the proof of authority or evidence of his entitlement prescribed by the Act.

12.07	WAIVER OF NOTICE—Any shareholder, proxyholder, other person entitled to attend a meeting of shareholders, director, officer, auditor or member of a committee of the board may at any time waive any notice, or waive or abridge the time for any notice, required to be given to him under any provision of the Act, the Regulations, the articles, the by-laws or otherwise and such waiver or abridgement, whether given before or after the meeting or other event of which notice is required to be given, shall cure any default in the giving or in the time of such notice, as the case may be. Any such waiver or abridgement shall be in writing except a waiver of notice of a meeting of shareholders or of the board or of a committee of the board which may be given in any manner.

ARTICLE THIRTEEN

13.01	REPEAL—All By-laws of the Corporation are repealed as of the coming into force of this by-law, provided that such repeal shall not affect the previous operation of any by-law so repealed or affect the validity of any act done or right, privilege, obligation or liability acquired or incurred under, or the validity of any contract or agreement made pursuant to, any such by-law prior to its repeal. All officers and persons acting under any by-law so repealed shall continue to act as if appointed by the directors under the provisions of this by-law or the Act until their successors are appointed.

RESOLVED that the foregoing By-law is made a By-law of the Corporation.

[Signature page to follow]

The undersigned, being all of the directors of TELESAT HOLDINGS INC., sign the foregoing resolution.

DATED as of October 31, 2007.

By:	/s/ Richard Mastoloni
Name:	Richard Mastoloni
Title:	Vice President

By:	/s/ Derek Murphy
Name:	Derek Murphy
Title:	Vice Chairman

RESOLVED that the foregoing By-law No. 1 of the by-laws of the Corporation is confirmed.

The undersigned, being the sole voting shareholder of TELESAT HOLDINGS INC., signs the foregoing resolution.

DATED as of October 31 , 2007.

LORAL SPACE & COMMUNICATIONS INC.

Per:	/s/ Avi Katz
Name:	Avi Katz
Title:	Vice President and Secretary